Federal Income Taxes	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Tax Status [Line Items]
Federal Income Taxes	Federal Income Taxes
On November 4, 2016, the Plan received a favorable Determination Letter from the IRS, which stated that the Plan and its underlying trust qualify under the applicable provisions of the Internal Revenue Code (the "Code") and therefore are exempt from federal income taxes. The Plan has been amended since the issuance of the IRS determination letter in accordance with the IRS requirements. In the opinion of the Plan administrator, the Plan and its underlying trust have operated within the terms of the Plan document and remain qualified under the applicable provisions of the Code.
U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 and 2024, there were no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.